UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2015

CLOUD SECURITY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-54440	27-4479356
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4590 MacArthur Blvd., Suite 500

Newport Beach, CA 92660

(Address of principal executive office)

1-866-250-2999

(Registrant's telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On April 30, 2015, Cloud Security Corporation (the “Registrant”) dismissed TAAD, LLP (“TAAD”) as its independent registered public accounting firm. The decision was approved by the Registrant’s Board of Directors effective April 30, 2015.

TAAD was appointed as the Registrant’s independent registered public accounting firm on October 17, 2014 and served in that capacity for the Registrant for the interim periods ended August 31, 2014 (Q2) and November 30, 2014 (Q3), but has not issued any reports on the Registrant’s financial statements at any time, including for the previous two fiscal years ended February 28, 2014 and 2013.

As such, TAAD did not issue any reports that contained an adverse opinion or disclaimer of opinion or that were modified as to uncertainty, audit scope, or accounting principles. During the Registrant’s period from October 17, 2014 through April 30, 2015, the date of this report, there were (i) no disagreements with TAAD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of TAAD would have caused TAAD to make reference to the subject matter of the disagreements in connection with its report (if any such report would have been issued during the interim periods TAAD was engaged), and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

On April 30, 2015, the Registrant engaged dbbmckennon (“DBBM”) as the Registrant’s new independent registered public accounting firm. The appointment of DBBM was approved by the Registrant’s Board of Directors effective April 30, 2015. DBBM previously served as the Registrant’s independent registered public accounting firm from July 9, 2012 until October 17, 2014.

During the fiscal years ended February 28, 2014 and 2013, and the subsequent interim period through April 30, 2015, other than the period in which DBBM was previously engaged as the Registrant’s independent registered public accounting firm (i.e. July 9, 2012 through October 17, 2014), neither the Registrant nor anyone acting on its behalf consulted with DBBM regarding either (1) the application of accounting principles to any specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Registrant’s financial statements, nor did DBBM provide written or oral advice to the Registrant that DBBM concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Registrant provided TAAD with a copy of the disclosures made in this Current Report on Form 8-K and requested that TAAD furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Registrant’s statements herein and, if not, stating the respects in which it does not agree. A copy of the letter furnished by TAAD is attached as Exhibit 16.1 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

16.1	Letter from TAAD, LLP dated April 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLOUD SECURITY CORPORATION

Dated: May 1, 2015	By:	/s/ Sam Liu
Sam Liu
Duly Authorized Officer, Chief Executive Officer